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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         February 19, 1998
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                             Hollywood, Park, Inc.
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            (Exact name of registrant as specified in its charter)
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
Delaware                     0-10619                         95-3667491
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(State or other           (Commission File                 (I.R.S. Employer
jurisdiction of               Number)                       Identification
incorporation)                                                 Number)
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              1050 South Prairie Avenue, Inglewood, California 90301
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             (Address of Principal Executive Offices and Zip Code)

      Registrant's telephone number, including area code:    (310) 419-1500
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On February 19, 1998, Hollywood Park, Inc. (the "Registrant"), HP Acquisition II, Inc., a Minnesota corporation and wholly-owned subsidiary of the Registrant ("Sub"), and Casino Magic Corp., a Minnesota corporation ("Casino Magic"), executed an Agreement and Plan of Merger (the "Merger Agreement") relating to the strategic combination of the Registrant and Casino Magic. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Sub will merge into Casino Magic (the "Merger"), whereupon Casino Magic will become a wholly-owned subsidiary of the Registrant. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of Common Stock, par value $.01 per share, of Casino Magic will be converted into the right to receive $2.27 in cash.

     The consummation of the Merger is subject to, among other things, (i) approval by the stockholders of Casino Magic and (ii) receipt of requisite regulatory approvals and gaming licenses. Casino Magic has not yet scheduled a date for its stockholders meeting.

     A copy of the Merger Agreement is filed herewith as Exhibit 2.1. The foregoing descriptions are qualified in their entirety by reference to the full text of such Exhibit.

     On February 19, 1998, the parties issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and the contents thereof are hereby incorporated herein by reference.

     On February 25, 1998, the Registrant entered into a voting agreement (the "Voting Agreement") with Marlin F. Torguson ("Torguson"), pursuant to which, among other things, Torguson has agreed to vote the 7,954,500 shares of Common Stock he beneficially owns in favor of approval and adoption of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger. Torguson also agreed to continue to serve as an employee of Casino Magic for a three-year period and not to compete with Registrant or Casino Magic in any jurisdictions in which the Registrant or Casino Magic or their subsidiaries operates. A copy of the Voting Agreement is attached as
Exhibit 10.1 hereto and the contents thereof are hereby incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following are furnished as exhibits to this report:

     2.1 Agreement and Plan of Merger, dated as of February 19, 1998, among Hollywood Park, Inc., HP Acquisition II, Inc. and Casino Magic Corp.

     10.1 Voting Agreement, dated as of February 25, 1998, by and between Hollywood Park, Inc. and Marlin F. Torguson.

     99.1 Joint Press Release issued on February 19, 1998, by Hollywood Park, Inc. and Casino Magic Corp.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Hollywood Park, Inc.

                              By:    /s/ G. Michael Finnigan
                                    -----------------------------------------
                                    G. Michael Finnigan
                                    President--Sports and Entertainment,
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer

Date:  February 26, 1998
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                               INDEX OF EXHIBITS

Exhibit No.    Description
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    2.1        Agreement and Plan of Merger, dated as of February 19, 1998, among Hollywood Park, Inc., HP Acquisition II, Inc. and Casino
               Magic Corp.


   10.1 Voting Agreement, dated as of February 25, 1998, by and between Hollywood Park, Inc. and Marlin F. Torguson.

   99.1 Joint Press Release issued on February 19, 1998, by Hollywood Park, Inc. and Casino Magic Corp.